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FORM 8-K /A

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

 January 11, 2011
 (Date of earliest event reported):

SOLAR ACQUISITION CORP
(Exact name of registrant as specified in its charter)

FLORIDA
State or Other Jurisdiction of Incorporation

000-24835		20-5080271
(Commission File Number)		(IRS Employer Identification Number)

215  Dino Drive, Ann Arbor, MI 48103
(Address of principal executive offices) (Zip Code)

(734) 320-7628
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

On January 11, 2011 the Company entered into a Material Definitive Agreement with Clean Power, Inc., a corporation duly formed in the state of Florida to purchase specific asset, including the name Clean Power, Inc. in exchange for exactly 5,459,401 shares of common capital stock of the Company to be distributed pro rata to the shareholder of Clean Power, Inc.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

Under the terms of the Material Definitive Agreement signed on January 11, 2011 acknowledged under Item 1.01 herein.  Clean Power, Inc. is a full service renewable energy company pursuing transactions with municipalities for building renewable energy systems, including solar, that best fit the budget, needs, and landscape of the client.

Material relationships, except those

Named Shareholder of Clean Power, Inc.	Shares issued Pursuant to the Acquisition of Assets	Material Relationship

Jason Wynn	1,500,000	Becomes a beneficial owner holding 8.8% of outstanding shares post distribution in accordance with the Material Definitive Agreement

Joe Logan	500,000	Mr. Logan is managing partner for H W Funds who holds 500,000 shares. The combined holdings of 1,000,000 shares deems Mr. Logan a beneficial owner of 5.9% of outstanding shares.

Bruce Levy	350,000	Bruce Levy is a Director of the Company.

For purposes of formulating the purchase price, the Company offered one share of common shares of the Company to each holder of Clean Power, Inc. in exchange for the rights to the assets.  The assets include some tangibles such as computers and software, and intellectual property and intangibles, including the name, all logo materials, certain rights and obligations to contracts, and leads of ongoing negotiations.  A list of all said assets are incorporated as an exhibit to the Material Definitive Agreement attached hereto.

ITEM 3.02 Unregistered Sales of Equity Securities.

Under the terms of the Material Definitive Agreement signed on January 11, 2011 acknowledged under Item 1.01, the Company has issued exactly 5,459,401 shares to be paid as consideration for the acquisition of certain assets described in the Material Definitive Agreement attached hereto with no terms of conversion  or exercise otherwise.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1  Purchase and Sale of Assets Agreement between Clean Power, Inc. and Solar Acquisition Corp dated January 11, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solar Acquisition Corp.
(Registrant)

Date: January 24, 2011	By:	/s/ Peter Klamka
Peter Klamka
Chief Executive Officer

*Print name and title of the signing officer under his signature.

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